Exhibit 10.1
SECOND AMENDMENT TO
AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED MASTER
REPURCHASE AGREEMENT, dated as of December 22, 2023 (this “Amendment”), by and among CMFT RE LENDING RF SUB DB, LLC, a Delaware limited liability company organized in series (“Master Seller”), CMFT RE LENDING SUB DB HOLDCO, LLC, a Delaware limited liability company (“Member”), and DEUTSCHE BANK AG, NEW YORK BRANCH (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).
RECITALS
WHEREAS, Master Seller and Buyer are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of December 23, 2021, as amended by that certain First Amendment to Amended and Restated Master Repurchase Agreement, dated as of September 15, 2023, between Master Seller and Buyer (as amended, modified and/or restated, the “Repurchase Agreement”);

WHEREAS, in connection with the amendment of the Repurchase Agreement hereunder, CIM Real Estate Finance Trust, Inc., as Initial Guarantor, and CIM Commercial Lending REIT, as Replacement Guarantor, are entering into that certain Amended and Restated Guaranty, dated as of the date hereof, for the benefit of Buyer (as amended, modified and/or restated from time to time, the “Guaranty”);

WHEREAS, in connection with the Repurchase Agreement, Member made and entered into that certain Member Guaranty, dated as of October 8, 2021, for the benefit of Buyer (as amended, modified and/or restated from time to time, the “Member Guaranty”); and
WHEREAS, Master Seller and Buyer have agreed to amend the Repurchase Agreement upon the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Master Seller, on behalf of itself and each Series Seller that is a party to any Transaction under the Repurchase Agreement, and Buyer each hereby agree as follows:
1.Amendments of Repurchase Agreement.
(a)The following defined terms as set forth in Section 2(a) of the Repurchase Agreement are hereby amended and restated in their entirety to read as follows:
“Change of Control” shall mean any of the following events shall have occurred without the prior written approval of Buyer: (i) any “person” or “group” (within the meaning of Section 13(d) or 14(d) of the 1934 Act, as amended) (other than Manager or an entity that is Controlled by Manager) shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the beneficial owner, directly or indirectly, of 50% or more of the total voting power of all classes of ownership interests of Initial Guarantor, entitled to vote generally in the election of the directors (or the applicable equivalent) of such Person; (ii) (A) any “person” or “group” (within the meaning of Section 13(d) or 14(d) of the 1934 Act, as amended) (other than Manager or an entity that is Controlled by Manager) shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the beneficial owner, directly or indirectly, of 50% or more of the total voting power of all classes of ownership interests of Replacement Guarantor, entitled to vote generally in the election of the directors (or the applicable equivalent) of such Person or (B) at any time, through one or more transactions, Initial Guarantor and/or a Person Controlled by or under common Control with Initial Guarantor shall no longer be the beneficial owner, directly or indirectly, of shares of beneficial interest having more than 50% of the total voting power of Replacement Guarantor entitled to vote generally in the election of the trustees of Replacement Guarantor; (iii) Replacement Guarantor shall cease to, directly or indirectly, own of record and beneficially, 100% of the ownership interests in Member and Control Member; (iv) Member shall cease to own, of record and beneficially, 100% of the ownership interests in Seller and Control Seller; (v) Manager shall cease to act as the external manager of any Guarantor; or (vi) CIM Group, LLC shall cease to, directly or indirectly, Control the Manager; provided, however, that in each case, an internalization of management by any Guarantor shall not be a Change of Control.
“Guarantor” shall mean, (i) prior to a Guarantor Replacement Event, Initial Guarantor and Replacement Guarantor, individually or collectively, as the context may require, on a joint and several basis, and (ii) from and after a Guarantor Replacement Event, Replacement Guarantor.

“Guaranty” shall mean that certain Amended and Restated Guaranty, dated as of December 22, 2023, by Guarantor for the benefit of Buyer, as the same may be amended, modified and/or restated from time to time.

“Manager” shall mean, individually and/or collectively, as the context may require, CIM Real Estate Finance Management, LLC, a Delaware limited liability company, CIM Commercial Lending REIT Management, LLC, a Delaware limited liability company, and/or any other external manager directly or indirectly Controlled by or under common Control with CIM Group, LLC, CIM Real Estate Finance Management, LLC, CIM Commercial Lending REIT Management, LLC, Initial Guarantor or Replacement Guarantor.

(b)The following defined terms are hereby added to Section 2(a) of the Repurchase Agreement in alphabetical order:

“Guarantor Replacement Event” shall have the meaning specified in the Guaranty.

“Initial Guarantor” shall mean CIM Real Estate Finance Trust, Inc., a Maryland corporation.

“Replacement Guarantor” shall mean CIM Commercial Lending REIT, a Maryland statutory trust.

(c)Section 9(a)(xxviii) of the Repurchase Agreement is hereby amended by replacing all references to “Guarantor” therein with “Initial Guarantor”.
(d)Section 11(e)(v) of the Repurchase Agreement is hereby amended by replacing the reference to “Guarantor” therein with “Initial Guarantor”.
(e)Section 11(w) of the Repurchase Agreement is hereby amended by replacing all references to “Guarantor” therein with “Initial Guarantor”.
(f)Exhibit VII to the Repurchase Agreement is hereby replaced in its entirety with Exhibit VII attached hereto.
(g)Exhibit X to the Repurchase Agreement is hereby amended by deleting “Colony Capital, Inc.” and adding “BrightSpire Capital, Inc.” in alphabetical order thereto.
2.Representations, Warranties and Covenants. Master Seller, on behalf of itself and each Series Seller that is party to any Transaction under the Repurchase Agreement as of the date hereof, hereby represents and warrants to Buyer, as of the date hereof, that (i) it is in compliance in all material respects with all of the terms and provisions set forth in each

Transaction Document to which it is a party on its part to be observed or performed, (ii) no Event of Default or, to Master Seller’s Knowledge, Default has occurred and is continuing. Master Seller, on its own behalf and on behalf of each Series Seller that is party to any Transaction under the Repurchase Agreement as of the date hereof, hereby confirms and reaffirms its representations, warranties and covenants contained in the Repurchase Agreement.
3.Acknowledgement. Master Seller hereby acknowledges that Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement and the other Transaction Documents.
4.Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement and each of the other Transaction Documents shall continue to be, and shall remain unmodified and in full force and effect in accordance with their respective terms; provided, however, that from and after the date hereof, each (x) reference therein and herein to the “Transaction Documents” shall be deemed to include, in any event, this Amendment, (y) each reference to the “Repurchase Agreement” in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement as amended by this Amendment, and (z) each reference in the Repurchase Agreement to “this Agreement”, this “Repurchase Agreement”, “hereof”, “herein” or words of similar effect in referring to the Repurchase Agreement shall be deemed to be references to the Repurchase Agreement as amended by this Amendment.
5.Reaffirmation of Member Guaranty. Member acknowledges the amendment and modification of the Repurchase Agreement pursuant to this Amendment and hereby ratifies and reaffirms all of the terms, covenants and conditions of the Member Guaranty, and agrees that the Member Guaranty remains unmodified and in full force and effect and enforceable in accordance with its terms.
6.Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. This Amendment may be delivered by facsimile transmission, by electronic mail, or by other electronic transmission, in portable document format (.pdf) or otherwise, and each such executed facsimile, .pdf, or other electronic record shall be considered an original executed counterpart for purposes of this Amendment. Each party to this Amendment (a) agrees that it will be bound by its own electronic signature, (b) accepts the electronic signature of each other party to this Amendment and each Transaction Document, and (c) agrees that such electronic signatures shall be the legal equivalent of manual signatures as and to the extent provided in accordance with applicable laws, rules and regulations as in effect from time to time applicable to electronic signatures.
7.Expenses. Master Seller agrees to pay and reimburse Buyer for all out-of- pocket costs and expenses actually incurred by Buyer in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of Buyer’s outside counsel.
8.GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

MASTER SELLER:

CMFT RE LENDING RF SUB DB, LLC, a
Delaware limited liability company

By: /s/ Nathan D. DeBacker
Name: Nathan D. DeBacker
Title: Vice President, Chief Financial Officer and Treasurer

MEMBER:

CMFT RE LENDING SUB DB HOLDCO,
LLC, a Delaware limited liability company

By: /s/ Nathan D. DeBacker
Name: Nathan D. DeBacker
Title: Vice President, Chief Financial Officer and Treasurer
BUYER:
DEUTSCHE BANK AG, NEW YORK BRANCH

By: /s/ Robert Christopher Jones
Name: Robert Christopher Jones
Title: Managing Director

By: /s/ Vishal Mahadkar
Name: Vishal Mahadkar
Title: Vice President

[DB-CIM - Signature Page to Second A&R MRA]